UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

Deutsche Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2014

Annual Report

to Shareholders

Deutsche Ultra-Short Duration Fund

(formerly DWS Ultra-Short Duration Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
38 Statement of Assets and Liabilities
40 Statement of Operations
42 Statement of Changes in Net Assets
43 Financial Highlights
48 Notes to Financial Statements
65 Report of Independent Registered Public Accounting Firm
66 Information About Your Fund's Expenses
67 Tax Information
68 Advisory Agreement Board Considerations and Fee Evaluation
73 Board Members and Officers
78 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond and loan investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Floating rate loans tend to be rated below-investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,

Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Deutsche Ultra-Short Duration Fund produced a total return of 1.48% for the 12 months ended October 31, 2014. The fund's benchmark, the Barclays Corporate 1-Year Duration Index, produced a total return of 0.79% for the same period.

About Spread Sectors
In addition to U.S. Treasury securities, as conditions indicate, the fund will invest in a variety of "spread sectors" as the managers seek to add return vs. the benchmark. Spread sectors are areas of the bond market that trade at a yield advantage, or spread, relative to U.S. Treasuries. These include more highly rated sectors such as investment-grade corporate bonds and mortgage-backed securities, as well as more speculative sectors including high-yield corporate bonds and emerging-markets debt. All of these sectors are to varying degrees sensitive to investors' tolerance of credit risk. Yield spreads offered in these areas typically narrow (and prices rise) as the economic outlook improves and investors become more confident that they will receive promised payments of principal and interest. Conversely, as the outlook weakens, spread sectors may underperform.

As 2013 drew to a close, positive economic data and optimism over budget talks led rates to trend upward, and the consensus entering the new year was that the risks were mostly on the upside with respect to the direction of interest rates.

However, rates would in fact drift down in early 2014 as slowing data coming from China raised concerns over the impact on emerging markets. Rates would subsequently trade within a fairly narrow band for some period as markets attempted to evaluate the extent to which the harsh winter explained a softening in U.S. economic data and kept a wary eye on developments in Ukraine. For the most part, credit sentiment remained sanguine, as the consensus was that the economy would rebound after the winter lull and indications from the U.S. Federal Reserve Board (the Fed) were that it was in no rush to raise short-term rates subsequent to ending its purchases of longer-term bonds.

As the period progressed, there was ongoing volatility, largely related to geopolitical concerns around Ukraine and Israel. The Fed continued to backstop conditions by emphasizing employment-related considerations over any need to curtail potential inflation risk. The latter part of the period saw increasing fears of deflation globally, in particular with respect to Europe, but also Japan.

U.S. Treasury yields ended the period somewhat higher on short maturities while declining farther out along the yield curve. Specifically, the two-year yield rose from 0.31% to 0.50% and the five-year from 1.31% to 1.62%, while the 10-year declined from 2.57% to 2.36% and the 30-year from 3.63% to 3.07%.

For the 12 months ending October 31, 2014, credit spreads — the incremental yield offered by lower-quality vs. higher-quality fixed-income instruments — generally narrowed as investors sought incremental yield in a low-rate environment and reacted to the prospect of continued economic improvement.

Positive and Negative Contributors to Performance

In an environment of narrowing credit spreads, the fund's focus on credit-sensitive sectors helped relative performance. In particular, our holdings of below-investment-grade, out-of-benchmark sectors were strong positive contributors as investors sought incremental yield. In this vein, the fund had significant exposure to emerging-markets bonds, an area we viewed as attractively valued and as providing a diversification benefit to the fund. Performance was also aided by a significant position in U.S. below-investment-grade sectors, specifically high-yield corporate issues and floating- rate bank loans.

The fund was helped by substantial exposure to investment-grade corporate issues throughout the year, rotating through industry sectors as relative valuation opportunities were presented. Finally holdings in securitized sectors, including residential mortgage-backed (MBS), commercial mortgage-backed (CMBS), collateralized obligations (CMOs) and asset-backed securities (ABS), added to performance relative to the benchmark.

On the downside, the fund had out-of-benchmark exposure to Russian sovereign bonds, which were negatively impacted by the Ukraine crisis and sanctions imposed on Russia by the West.

Outlook and Positioning

As of October 31, 2014, the bulk of the portfolio was allocated as follows: 31% to investment-grade corporate bonds; 21% to emerging-markets bonds; 11% to high-yield corporate bonds and leveraged loans; 17% total to commercial mortgage-backed securities (CMBS), agency- and government-backed securities; residential mortgage-backed securities (MBS) and asset-backed securities (ABS); and 8% to cash. Throughout the period, we used derivative positions to keep the fund's overall duration under one year. At period end, overall duration was 0.4 years.

"Holdings of below-investment-grade, out-of-benchmark sectors were strong positive contributors as investors sought incremental yield."

With a backdrop of continued slack employment and below-target inflation, there would not appear to be a compelling reason for the Fed to act with any urgency in bringing interest rates back to more historically normal levels. Given this view, we remain comfortable with our overall emphasis on earning the higher yields available in credit sectors. Nonetheless, we continue to expect that savvy security selection will be the key to price performance going forward. Despite a reasonably strong overall earnings backdrop, we are somewhat cautious with respect to investment-grade corporates given current valuations and increased use of debt by companies to finance acquisitions. We continue to look for opportunities to rotate into other sectors as relative valuations dictate.

As always, we continue to focus strongly on credit analysis, portfolio diversification and risk management, while seeking to maintain an attractive level of income for shareholders.

Corporate fundamentals remain strong, and the recent rate increases have resulted in more attractive yields and valuations.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Co-Head of US Credit: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 2006 after 26 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA from State University of New York, Albany; MBA from Pace University.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Corporate 1-Year Duration Index is an unmanaged index designed to measure the performance of the short-term U.S. corporate bond market. The index includes publicly issued U.S. dollar-denominated corporate issues that have a remaining maturity of 1 year or less, are rated investment grade (must be Baa3/BBB– or higher using the middle rating of Moody's Investors Service, Inc., Standard & Poor's and Fitch Ratings), and have $250 million or more of outstanding face value. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Diversification neither assures a profit nor protects against loss.

Mortgage-backed securities (MBS) are secured by mortgage debt. Commercial mortgage- backed securities (CMBS) are secured by loans on commercial properties. Asset-backed securities (ABS) are secured by loans, credit or receivables, exclusive of mortgage debt.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Performance Summary October 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	1.48%	2.39%	2.33%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–1.31%	1.82%	2.04%
Barclays Corporate 1-Year Duration Index†	0.79%	1.28%	2.61%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	0.63%	1.59%	1.57%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–2.35%	1.40%	1.57%
Barclays Corporate 1-Year Duration Index†	0.79%	1.28%	2.61%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	0.72%	1.63%	1.60%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.72%	1.63%	1.60%
Barclays Corporate 1-Year Duration Index†	0.79%	1.28%	2.61%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
No Sales Charges	1.66%	2.62%	2.51%
Barclays Corporate 1-Year Duration Index†	0.79%	1.28%	2.61%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
No Sales Charges	1.73%	2.64%	2.53%
Barclays Corporate 1-Year Duration Index†	0.79%	1.28%	2.61%

Prior to April 15, 2011, this fund was known as DWS Short Duration Fund. The Fund's investment objective also changed at this time. All returns prior to April 15, 2011 were achieved under the previous objective and strategy.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2014 are 0.95%, 1.85%, 1.72%, 0.79% and 0.73% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class S shares for the period prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of Deutsche Ultra-Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Corporate 1-Year Duration Index is an unmanaged index designed to measure the performance of the short-term U.S. corporate bond market. The index includes publicly issued U.S. dollar-denominated corporate issues that have a remaining maturity of 1 year or less, are rated investment grade (must be Baa3/BBB– or higher using the middle rating of Moody's Investors Service, Inc., Standard & Poor's and Fitch Ratings), and have $250 million or more of outstanding face value.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/14	$8.96	$8.97	$8.96	$8.96	$8.97
10/31/13	$9.02	$9.03	$9.02	$9.03	$9.03
Distribution Information as of 10/31/14
Income Dividends, Twelve Months	$.20	$.13	$.14	$.22	$.23
October Income Dividend	$.0181	$.0131	$.0127	$.0191	$.0201
SEC 30-day Yield‡‡	2.26%	1.67%	1.61%	2.45%	2.58%
Current Annualized Distribution Rate‡‡	2.42%	1.75%	1.70%	2.56%	2.69%

‡‡ The SEC yield is net investment income per share earned over the month ended October 31, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2014
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 60.6%
Consumer Discretionary 4.2%
21st Century Fox America, Inc., 7.6%, 10/11/2015		500,000	529,084
Ally Financial, Inc., 8.3%, 2/12/2015		1,400,000	1,422,750
Avis Budget Car Rental LLC, 4.875%, 11/15/2017		130,000	134,063
Carnival Corp., 1.875%, 12/15/2017		1,690,000	1,684,991
Columbus International, Inc., 144A, 7.375%, 3/30/2021		1,800,000	1,908,000
Daimler Finance North America LLC, 144A, 2.375%, 8/1/2018		4,000,000	4,053,924
DIRECTV Holdings LLC:
1.75%, 1/15/2018		2,000,000	1,990,764
2.4%, 3/15/2017 (b)		500,000	512,116
DISH DBS Corp., 7.125%, 2/1/2016		1,400,000	1,489,250
Ford Motor Credit Co., LLC, 2.375%, 1/16/2018		3,000,000	3,028,719
General Motors Financial Co., Inc., 2.75%, 5/15/2016		35,000	35,481
Hyundai Capital America, 144A, 2.875%, 8/9/2018		3,650,000	3,739,045
Jarden Corp., 7.5%, 5/1/2017		315,000	344,925
L Brands, Inc., 6.9%, 7/15/2017		495,000	551,925
Lennar Corp., 4.125%, 12/1/2018		120,000	121,650
Nissan Motor Acceptance Corp., 144A, 1.8%, 3/15/2018		1,240,000	1,239,046
Numericable Group SA, 144A, 4.875%, 5/15/2019		640,000	638,400
RCI Banque SA:
144A, 3.5%, 4/3/2018		4,357,000	4,504,528
144A, 4.6%, 4/12/2016		560,000	586,051
Time Warner Cable, Inc., 5.85%, 5/1/2017		2,500,000	2,762,857
Viacom, Inc., 2.5%, 9/1/2018		940,000	954,468
Wyndham Worldwide Corp., 2.95%, 3/1/2017		1,750,000	1,792,660
			34,024,697
Consumer Staples 1.5%
ConAgra Foods, Inc., 2.1%, 3/15/2018		377,000	378,895
Constellation Brands, Inc., 7.25%, 9/1/2016		120,000	131,100
JBS Finance II Ltd., 144A, 8.25%, 1/29/2018		3,500,000	3,683,750
JBS Investments GmbH, 144A, 7.75%, 10/28/2020		1,500,000	1,643,445
Marfrig Holding Europe BV, 144A, 8.375%, 5/9/2018		3,750,000	3,946,875
Tyson Foods, Inc., 2.65%, 8/15/2019		1,320,000	1,332,582
Wesfarmers Ltd., 144A, 1.874%, 3/20/2018		1,000,000	997,891
			12,114,538
Energy 9.5%
Afren PLC, 144A, 10.25%, 4/8/2019		3,065,000	3,188,213
Anadarko Petroleum Corp., 5.95%, 9/15/2016		250,000	271,664
Delek & Avner Tamar Bond Ltd., 144A, 3.839%, 12/30/2018		5,000,000	5,039,300
DTEK Finance BV, 144A, 9.5%, 4/28/2015		322,000	279,335
Empresa Nacional del Petroleo, 144A, 6.25%, 7/8/2019		2,000,000	2,254,608
Freeport-McMoran Oil & Gas LLC, 6.5%, 11/15/2020		1,625,000	1,774,500
GeoPark Latin America Ltd. Agencia en Chile, 144A, 7.5%, 2/11/2020		3,000,000	3,180,000
Inkia Energy Ltd., 144A, 8.375%, 4/4/2021		6,000,000	6,486,000
KazMunayGas National Co. JSC, Series 2, 144A, 9.125%, 7/2/2018		2,000,000	2,365,000
Kinder Morgan Energy Partners LP:
2.65%, 2/1/2019		5,000,000	5,002,165
3.5%, 3/1/2016		300,000	309,080
Kinder Morgan, Inc., 7.0%, 6/15/2017		100,000	111,250
Linn Energy LLC, 6.5%, 5/15/2019 (b)		160,000	149,600
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		3,000,000	3,007,500
Odebrecht Drilling Norbe VIII/IX Ltd., 144A, 6.35%, 6/30/2021		1,750,000	1,846,600
Offshore Drilling Holding SA, 144A, 8.625%, 9/20/2020		5,000,000	5,251,000
ONEOK Partners LP, 3.2%, 9/15/2018		4,250,000	4,397,067
ONGC Videsh Ltd., REG S, 2.5%, 5/7/2018		2,000,000	1,978,580
Pacific Rubiales Energy Corp.:
144A, 5.375%, 1/26/2019 (b)		5,000,000	5,012,500
144A, 5.625%, 1/19/2025		117,000	111,261
Petrobras International Finance Co., 7.875%, 3/15/2019		5,000,000	5,733,650
Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017 (b)		7,000,000	5,301,800
QGOG Atlantic, 144A, 5.25%, 7/30/2018		4,247,600	4,351,666
QGOG Constellation SA, 144A, 6.25%, 11/9/2019		6,000,000	5,910,000
Tesoro Corp., 4.25%, 10/1/2017		250,000	258,125
Transocean, Inc., 4.95%, 11/15/2015		300,000	311,202
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		3,365,000	3,595,503
Whiting Petroleum Corp., 6.5%, 10/1/2018		75,000	77,250
			77,554,419
Financials 25.6%
Abbey National Treasury Services PLC, 3.05%, 8/23/2018		3,000,000	3,120,408
Alfa MTN Issuance Ltd., REG S, 8.0%, 3/18/2015		1,000,000	1,011,270
American International Group, Inc., Series G, 5.85%, 1/16/2018		2,500,000	2,817,410
American Tower Corp., (REIT), 3.4%, 2/15/2019		2,410,000	2,465,047
Australia & New Zealand Banking Group Ltd., 144A, 1.0%, 10/6/2015 (b)		1,335,000	1,342,373
Banco Bradesco SA, 144A, 4.5%, 1/12/2017 (b)		500,000	524,375
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		4,000,000	4,260,000
Banco do Nordeste do Brasil SA, 144A, 4.375%, 5/3/2019 (b)		2,500,000	2,518,750
Banco Nacional de Costa Rica, 144A, 4.875%, 11/1/2018		2,300,000	2,346,000
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	2,000,000	772,832
Bangkok Bank PCL, 144A, 3.3%, 10/3/2018		3,000,000	3,085,950
Bank of America Corp.:
2.6%, 1/15/2019		3,000,000	3,028,707
5.75%, 12/1/2017		2,000,000	2,226,266
Bank of Baroda, 144A, 4.875%, 7/23/2019		4,000,000	4,226,580
Bank of Ceylon, REG S, 5.325%, 4/16/2018		3,000,000	3,045,000
Bank of India, 144A, 3.625%, 9/21/2018		2,000,000	2,039,300
Banque Federative du Credit Mutuel SA, 144A, 2.75%, 1/22/2019		5,000,000	5,076,415
BBVA Bancomer SA, 144A, 6.008%, 5/17/2022		5,000,000	5,218,750
BBVA U.S. Senior SAU, 4.664%, 10/9/2015		4,525,000	4,688,375
BNP Paribas SA:
2.375%, 9/14/2017		985,000	1,003,922
2.7%, 8/20/2018		4,000,000	4,085,704
BNZ International Funding Ltd., 144A, 2.35%, 3/4/2019		3,000,000	3,003,816
BPCE SA, 1.625%, 2/10/2017		2,500,000	2,519,200
BTG Investments LP, 144A, 4.5%, 4/17/2018		2,500,000	2,462,500
Caixa Economica Federal, 144A, 4.5%, 10/3/2018		5,000,000	5,119,500
Capital One Bank U.S.A. NA, 2.25%, 2/13/2019		2,960,000	2,949,350
China Overseas Finance Cayman VI Ltd., REG S, 4.25%, 5/8/2019		2,368,000	2,421,770
CIT Group, Inc., 144A, 5.5%, 2/15/2019		360,000	384,075
Citigroup, Inc.:
2.5%, 9/26/2018		2,760,000	2,793,655
2.65%, 3/2/2015		225,000	226,557
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 1.7%, 3/19/2018		1,865,000	1,869,952
Corpbanca SA, 144A, 3.875%, 9/22/2019 (b)		5,000,000	5,039,710
Country Garden Holdings Co., Ltd.:
144A, 7.875%, 5/27/2019		1,000,000	1,037,500
144A, 11.125%, 2/23/2018 (b)		2,000,000	2,137,500
Credit Agricole SA, 144A, 2.125%, 4/17/2018		3,000,000	3,015,564
Credito Real SAB de CV, 144A, 7.5%, 3/13/2019 (b)		5,000,000	5,275,000
Development Bank of Kazakhstan JSC, 144A, 5.5%, 12/20/2015		4,000,000	4,135,000
Dubai Holding Commercial Operations MTN Ltd., 6.0%, 2/1/2017	GBP	3,000,000	4,903,722
E*TRADE Financial Corp., 6.0%, 11/15/2017		830,000	850,750
General Electric Capital Corp., 5.0%, 5/15/2016		400,000	422,282
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019		4,850,000	4,929,622
Grupo Aval Ltd., 144A, 5.25%, 2/1/2017		2,000,000	2,114,000
HSBC U.S.A., Inc., 2.625%, 9/24/2018		1,090,000	1,123,653
ICICI Bank Ltd.:
144A, 3.5%, 3/18/2020		2,500,000	2,508,318
144A, 4.8%, 5/22/2019		2,000,000	2,123,200
Intercontinental Exchange, Inc., 2.5%, 10/15/2018		790,000	802,540
Intesa Sanpaolo SpA:
3.875%, 1/16/2018		3,000,000	3,133,569
3.875%, 1/15/2019		1,500,000	1,561,623
Jefferies Group LLC, 5.125%, 4/13/2018		2,500,000	2,709,515
Kaisa Group Holdings Ltd., 144A, 8.875%, 3/19/2018		2,000,000	2,020,000
Lloyds Bank PLC, 2.3%, 11/27/2018		1,000,000	1,006,628
Macquarie Group Ltd., 144A, 3.0%, 12/3/2018		5,000,000	5,147,630
Morgan Stanley:
2.5%, 1/24/2019		4,000,000	4,027,332
5.45%, 1/9/2017		1,000,000	1,085,121
Murray Street Investment Trust I, 4.647%, 3/9/2017		2,500,000	2,669,048
National Agricultural Cooperative Federation, 144A, 4.25%, 1/28/2016		280,000	289,949
National Savings Bank, 144A, 8.875%, 9/18/2018		2,000,000	2,267,600
Navient Corp.:
3.875%, 9/10/2015		600,000	606,000
4.625%, 9/25/2017		2,000,000	2,035,000
Nomura Holdings, Inc., 2.0%, 9/13/2016		2,220,000	2,247,761
ProLogis LP, (REIT), 2.75%, 2/15/2019		1,970,000	2,001,394
Prudential Financial, Inc., 6.2%, 1/15/2015		230,000	232,574
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		3,000,000	3,001,134
Royal Bank of Scotland Group PLC, 1.875%, 3/31/2017		5,000,000	5,015,380
Skandinaviska Enskilda Banken AB:
144A, 2.375%, 11/20/2018		1,020,000	1,034,657
144A, 2.375%, 3/25/2019		2,065,000	2,084,948
Societe Generale SA, 2.625%, 10/1/2018		3,000,000	3,048,633
Sukuk Funding No. 3 Ltd., REG S, 4.348%, 12/3/2018		2,000,000	2,081,704
Sumitomo Mitsui Banking Corp., 2.5%, 7/19/2018		955,000	972,349
Suncorp-Metway Ltd., 144A, 1.7%, 3/28/2017		3,000,000	3,012,705
Svenska Handelsbanken AB, 2.5%, 1/25/2019		2,500,000	2,558,048
Swedbank AB:
144A, 1.75%, 3/12/2018		1,875,000	1,873,577
144A, 2.375%, 2/27/2019		3,260,000	3,284,822
Synchrony Financial, 3.0%, 8/15/2019		787,000	795,647
Tanner Servicios Financieros SA, 144A, 4.375%, 3/13/2018		2,000,000	2,029,688
The Charles Schwab Corp., 2.2%, 7/25/2018		1,020,000	1,031,293
The Goldman Sachs Group, Inc., 2.625%, 1/31/2019 (b)		2,500,000	2,518,598
Turkiye Halk Bankasi AS, 144A, 4.75%, 6/4/2019		3,000,000	3,008,706
Turkiye Is Bankasi:
144A, 3.875%, 11/7/2017		1,000,000	1,005,700
144A, 5.5%, 4/21/2019 (b)		3,000,000	3,112,500
Turkiye Vakiflar Bankasi Tao:
144A, 3.75%, 4/15/2018		1,000,000	981,100
144A, 5.75%, 4/24/2017 (b)		1,000,000	1,050,000
UBS AG, 144A, 2.25%, 3/30/2017		665,000	682,264
UniCredit Luxembourg Finance SA, 144A, 6.0%, 10/31/2017		2,100,000	2,264,100
Voya Financial, Inc., 2.9%, 2/15/2018		3,000,000	3,084,369
Yapi ve Kredi Bankasi AS, 144A, 5.25%, 12/3/2018		2,000,000	2,053,600
			207,698,436
Health Care 2.0%
AbbVie, Inc., 1.75%, 11/6/2017		2,035,000	2,040,733
Community Health Systems, Inc., 5.125%, 8/15/2018		775,000	806,000
Forest Laboratories, Inc., 144A, 4.375%, 2/1/2019		4,000,000	4,189,836
Fresenius Medical Care U.S. Finance, Inc., 6.875%, 7/15/2017		250,000	274,375
Hypermarcas SA, 144A, 6.5%, 4/20/2021		4,000,000	4,306,000
Laboratory Corp. of America Holdings, 2.2%, 8/23/2017		1,130,000	1,146,735
Mallinckrodt International Finance SA, 3.5%, 4/15/2018		535,000	526,975
Mylan, Inc., 2.55%, 3/28/2019		2,230,000	2,221,818
Valeant Pharmaceuticals International, 144A, 6.75%, 8/15/2018		575,000	611,656
			16,124,128
Industrials 3.9%
BE Aerospace, Inc., 6.875%, 10/1/2020		385,000	416,281
Bombardier, Inc.:
144A, 4.25%, 1/15/2016		180,000	183,600
144A, 7.5%, 3/15/2018		385,000	427,350
CEMEX Espana SA, 144A, 9.875%, 4/30/2019 (b)		5,000,000	5,576,000
CNH Industrial Capital LLC, 3.25%, 2/1/2017		265,000	265,000
DP World Sukuk Ltd., 144A, 6.25%, 7/2/2017		2,100,000	2,304,750
Empresas ICA SAB de CV, 144A, 8.375%, 7/24/2017 (b)		2,200,000	2,310,000
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		265,000	276,925
Ingersoll-Rand Global Holding Co., Ltd., 2.875%, 1/15/2019		500,000	511,150
Lima Airport Partners Srl, Series 2007-1, 144A, 6.88%, 6/15/2022		3,321,606	3,736,806
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020		4,000,000	4,250,800
Penske Truck Leasing Co., LP, 144A, 2.875%, 7/17/2018		3,940,000	4,013,012
Ryder System, Inc., 2.55%, 6/1/2019		2,555,000	2,569,201
TAM Capital 2, Inc., 144A, 9.5%, 1/29/2020		3,000,000	3,172,500
Total System Services, Inc., 2.375%, 6/1/2018		1,120,000	1,115,667
United Rentals North America, Inc.:
5.75%, 7/15/2018		90,000	94,275
7.375%, 5/15/2020		150,000	162,750
			31,386,067
Information Technology 2.3%
Arrow Electronics, Inc., 3.0%, 3/1/2018		2,000,000	2,064,034
Fidelity National Information Services, Inc., 2.0%, 4/15/2018		1,203,000	1,205,402
Hewlett-Packard Co., 2.75%, 1/14/2019		5,000,000	5,028,785
Jabil Circuit, Inc., 7.75%, 7/15/2016		360,000	393,750
NXP BV, 144A, 3.5%, 9/15/2016		335,000	340,025
Seagate HDD Cayman, 144A, 3.75%, 11/15/2018		750,000	772,500
STATS ChipPAC Ltd., 144A, 4.5%, 3/20/2018		2,250,000	2,250,000
Tencent Holdings Ltd.:
144A, 3.375%, 3/5/2018		2,600,000	2,666,851
144A, 3.375%, 5/2/2019		2,000,000	2,033,564
Unisys Corp., 6.25%, 8/15/2017		175,000	183,313
Xerox Corp., 6.75%, 2/1/2017		1,455,000	1,622,232
			18,560,456
Materials 4.4%
Anglo American Capital PLC, 144A, 2.625%, 9/27/2017		1,455,000	1,473,132
Ashland, Inc., 3.0%, 3/15/2016		275,000	277,750
Celulosa Arauco y Constitucion SA, 7.25%, 7/29/2019		2,000,000	2,342,026
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		1,500,000	1,606,875
CF Industries, Inc., 6.875%, 5/1/2018		3,000,000	3,466,491
Cliffs Natural Resources, Inc., 5.2%, 1/15/2018 (b)		1,255,000	1,104,400
Evraz Group SA, 144A, 9.5%, 4/24/2018		1,500,000	1,535,625
Freeport-McMoRan, Inc., 2.375%, 3/15/2018		1,455,000	1,462,783
Glencore Finance Canada Ltd., 144A, 2.7%, 10/25/2017		600,000	610,954
Glencore Funding LLC:
144A, 2.5%, 1/15/2019		1,810,000	1,795,089
144A, 3.125%, 4/29/2019		1,880,000	1,897,860
Goldcorp, Inc., 2.125%, 3/15/2018 (b)		1,490,000	1,489,330
Grupo Idesa SA de CV, 144A, 7.875%, 12/18/2020		2,000,000	2,150,000
Inversiones CMPC SA, 144A, 6.125%, 11/5/2019		3,000,000	3,351,777
Koppers, Inc., 7.875%, 12/1/2019		390,000	404,625
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016		2,000,000	2,015,000
Novelis, Inc., 8.375%, 12/15/2017		340,000	355,300
Rio Tinto Finance (U.S.A.) PLC, 2.25%, 12/14/2018		2,870,000	2,891,508
Smurfit Kappa Acquisitions, 144A, 4.875%, 9/15/2018		200,000	206,000
Teck Resources Ltd., 3.0%, 3/1/2019 (b)		1,250,000	1,238,524
Vedanta Resources PLC, 144A, 6.0%, 1/31/2019		4,000,000	4,080,000
			35,755,049
Telecommunication Services 2.2%
CC Holdings GS V LLC, 2.381%, 12/15/2017		670,000	678,802
CenturyLink, Inc., Series N, 6.0%, 4/1/2017		700,000	749,000
Crown Castle Towers LLC, 144A, 3.214%, 8/15/2015		360,000	367,098
Digicel Ltd., 144A, 8.25%, 9/1/2017		450,000	460,688
Frontier Communications Corp., 8.125%, 10/1/2018		705,000	800,527
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016		295,000	301,480
Intelsat Jackson Holdings SA, 7.25%, 4/1/2019		205,000	215,250
Sprint Communications, Inc., 6.0%, 12/1/2016		1,000,000	1,058,750
Telefonica Emisiones SAU:
3.192%, 4/27/2018		2,010,000	2,086,308
6.421%, 6/20/2016		300,000	325,506
Telemovil Finance Co., Ltd., 144A, 8.0%, 10/1/2017		1,188,000	1,232,550
Telesat Canada, 144A, 6.0%, 5/15/2017		640,000	659,680
Turk Telekomunikasyon AS, 144A, 3.75%, 6/19/2019		3,000,000	2,986,770
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		590,000	620,975
Verizon Communications, Inc., 3.65%, 9/14/2018		3,920,000	4,145,686
Windstream Corp., 7.875%, 11/1/2017		785,000	873,862
Zayo Group LLC, 8.125%, 1/1/2020		25,000	26,688
			17,589,620
Utilities 5.0%
AES Corp., 7.75%, 10/15/2015		152,000	160,360
Centrais Eletricas Brasileiras SA, 144A, 6.875%, 7/30/2019		3,000,000	3,277,500
Empresa de Energia de Bogota SA ESP, 144A, 6.125%, 11/10/2021		4,784,000	5,171,265
Enel Finance International NV, 144A, 6.25%, 9/15/2017		3,510,000	3,948,458
FirstEnergy Corp., Series A, 2.75%, 3/15/2018		5,000,000	5,051,580
Hrvatska Elektroprivreda, 144A, 6.0%, 11/9/2017		4,000,000	4,192,000
Israel Electric Corp., Ltd.:
144A, 5.625%, 6/21/2018		3,000,000	3,187,800
144A, 7.25%, 1/15/2019 (b)		3,000,000	3,366,000
Korea Western Power Co., Ltd., 144A, 3.125%, 5/10/2017		2,000,000	2,067,080
Majapahit Holding BV:
144A, 7.25%, 6/28/2017		2,000,000	2,220,000
144A, 7.75%, 10/17/2016		500,000	550,000
144A, 8.0%, 8/7/2019		4,000,000	4,690,000
PG&E Corp., 2.4%, 3/1/2019		1,275,000	1,279,748
PPL Capital Funding, Inc., 1.9%, 6/1/2018		1,310,000	1,307,807
			40,469,598
Total Corporate Bonds (Cost $489,559,442)			491,277,008

Mortgage-Backed Securities Pass-Throughs 0.4%
Federal National Mortgage Association:
2.279%*, 9/1/2038		151,557	162,545
3.0%, with various maturities from 5/1/2027 until 6/1/2027		2,351,001	2,447,040
4.5%, 4/1/2023		76,905	82,601
Government National Mortgage Association:
6.5%, with various maturities from 10/20/2038 until 2/20/2039		50,198	56,341
7.0%, 6/20/2038		12,471	14,480
Total Mortgage-Backed Securities Pass-Throughs (Cost $2,776,926)			2,763,007

Asset-Backed 5.9%
Automobile Receivables 0.7%
AmeriCredit Automobile Receivables Trust:
"D", Series 2011-2, 4.0%, 5/8/2017		1,000,000	1,018,160
"D", Series 2011-1, 4.26%, 2/8/2017		1,000,000	1,020,735
Avis Budget Rental Car Funding AESOP LLC, "B", Series 2014-2A, 144A, 3.29%, 2/20/2021		1,500,000	1,502,204
CPS Auto Receivables Trust, "D", Series 2014-A, 144A, 5.11%, 2/18/2020		1,420,000	1,449,310
CPS Auto Trust, 'E", Series 2012-C, 144A, 7.5%, 12/16/2019		527,763	536,707
			5,527,116
Credit Card Receivables 0.3%
Citi Holdings Liquidating Unrated Performing Assets, "A", Series 2013-VM, 144A, 3.326%, 8/15/2020		2,068,991	2,077,722
Home Equity Loans 0.5%
Citigroup Mortgage Loan Trust, "A2C", Series 2006-HE2, 0.305%*, 8/25/2036		2,674,754	2,536,012
Home Loan Trust, "A7", Series 2001-HI4, 7.24%, 10/25/2026		194,957	192,499
Merrill Lynch Mortgage Investors Trust, "A2C", Series 2005-HE2, 0.525%*, 9/25/2036		447,914	438,182
Park Place Securities, Inc., "M2", Series 2004-WHQ2, 1.1%*, 2/25/2035		443,550	445,778
Renaissance Home Equity Loan Trust:
"AF3", Series 2005-2, 4.499%, 8/25/2035		102,590	103,077
"AF1", Series 2006-4, 5.545%, 1/25/2037		61,195	36,875
"AF1", Series 2007-2, 5.893%, 6/25/2037		350,214	190,752
Residential Asset Securities Corp., "AI4", Series 2003-KS9, 4.53%, 8/25/2031		15,406	15,371
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029		9,033	8,966
			3,967,512
Manufactured Housing Receivables 0.1%
Mid-State Trust, "A", Series 4, 8.33%, 4/1/2030		510,674	517,553
Miscellaneous 4.3%
A Voce CLO Ltd., "A1B", Series 2014-1A, 144A, 1.693%*, 7/15/2026		2,540,000	2,520,343
Ares XXIX CLO Ltd., "A2", Series 2014-1A, 144A, 2.228%*, 4/17/2026		2,550,000	2,450,532
Carrington Mortgage Loan Trust, "A1", Series 2007-RFC1, 0.205%*, 12/25/2036		279,695	279,283
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		1,932,500	2,039,806
Dryden XXXI Senior Loan Fund, "B", Series 2014-31A, 144A, 2.131%*, 4/18/2026		1,000,000	965,278
GoldenTree Loan Opportunities III Ltd., "C", Series 2007-3A, 144A, 1.49%*, 5/1/2022		750,000	713,085
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		1,371,027	1,358,442
Magnetite VI Ltd., "A", Series 2012-6A, 144A, 1.734%*, 9/15/2023		402,000	401,074
North End CLO Ltd., "A", Series 2013-1A, 144A, 1.378%*, 7/17/2025		4,000,000	3,946,164
Oak Hill Credit Partners X Ltd., "A", Series 2014-10A, 144A, 1.724%, 7/20/2026		1,550,000	1,549,205
Octagon Investment Partners XVI Ltd., "B1", Series 2013-1A, 144A, 1.828%*, 7/17/2025		3,500,000	3,297,735
Octagon Investment Partners XXI Ltd., "A1A", Series 2014-1A, 144A, 1.704%, 11/14/2026		5,000,000	5,000,000
Venture XVI CLO Ltd., "A1L", Series 2014-16A, 144A, 1.731%*, 4/15/2026		5,000,000	4,976,855
VOLT XXIV LLC, "A1", Series 2014-NPL3, 144A, 3.25%, 11/25/2053		1,805,970	1,808,555
Voya CLO Ltd., "A1", Series 2014-2A, 144A, 1.677%, 7/17/2026		4,000,000	3,976,136
			35,282,493
Total Asset-Backed (Cost $47,794,475)			47,372,396

Commercial Mortgage-Backed Securities 3.2%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 6.046%*, 7/10/2044		625,000	646,814
Bear Stearns Commercial Mortgage Securities:
"A3", Series 2005-PWR7, 5.116%, 2/11/2041		519,994	522,245
"A4", Series 2005-PW10, 5.405%, 12/11/2040		879,088	905,706
CGWF Commercial Mortgage Trust, "C", Series 2013-RKWH, 144A, 2.454%*, 11/15/2030		2,500,000	2,510,325
Citigroup Commercial Mortgage Trust, "D", Series 2013-SMP, 144A, 2.911%*, 1/12/2030		1,000,000	1,006,939
Commercial Mortgage Trust:
"A2", Series 2007-GG9, 5.381%, 3/10/2039		406,252	408,518
"AAB", Series 2007-GG9, 5.441%, 3/10/2039		195,543	200,763
Credit Suisse Commercial Mortgage Trust, "A1A", Series 2007-C1, 5.361%, 2/15/2040		2,063,744	2,193,339
Credit Suisse First Boston Mortgage Securities Corp.:
"A4", Series 2005-C1, 5.014%, 2/15/2038		258,551	258,645
"H", Series 2003-C3, 144A, 5.161%, 5/15/2038		1,274,181	1,274,205
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.153%*, 3/15/2018		300,000	300,660
Hilton U.S.A. Trust:
"CFL", Series 2013-HLF, 144A, 2.052%*, 11/5/2030		1,730,000	1,730,017
"DFL", Series 2013-HLF, 144A, 2.902%*, 11/5/2030		1,050,000	1,050,010
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4B", Series 2005-LDP3, 4.996%, 8/15/2042		700,000	717,024
"AM", Series 2005-LDP4, 4.999%, 10/15/2042		657,500	675,429
"A4", Series 2006-CB14, 5.481%, 12/12/2044		537,422	555,463
LB-UBS Commercial Mortgage Trust:
"A4", Series 2005-C5, 4.954%, 9/15/2030		487,197	494,280
"AM", Series 2005-C5, 5.017%, 9/15/2040		900,000	922,703
"E", Series 2000-C5, 7.29%, 12/15/2032		3,379,000	3,383,072
Monty Parent Issuer 1 LLC, "A", Series 2013-LTR1, 144A, 3.47%, 11/20/2028		1,076,605	1,077,922
Morgan Stanley Capital I Trust, "A4B", Series 2005-IQ10, 5.251%*, 9/15/2042		620,000	638,950
Prudential Commercial Mortgage Trust, "E", Series 2003-PWR1,144A, 5.259%*, 2/11/2036		1,823,929	1,822,104
Wachovia Bank Commercial Mortgage Trust:
"A4", Series 2005-C22, 5.275%*, 12/15/2044		574,826	592,869
"B", Series 2005-C17, 5.287%, 3/15/2042		2,000,000	2,024,284
Total Commercial Mortgage-Backed Securities (Cost $26,208,642)			25,912,286

Collateralized Mortgage Obligations 3.8%
Banc of America Funding Corp., "1A1", Series 2008-R2, 144A, 6.0%, 9/25/2037		165,815	172,897
Countrywide Alternative Loan Trust, "A4", Series 2002-11, 6.25%, 10/25/2032		2,027	2,071
Countrywide Home Loan Mortgage Pass Through Trust, "5A1", Series 2005-HY10, 4.946%*, 2/20/2036		285,711	255,326
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.704%*, 2/25/2048		56,816	56,968
Federal Home Loan Mortgage Corp.:
"AI", Series 3953, Interest Only, 3.0%, 2/15/2025		1,158,420	80,017
"CI", Series 3880, Interest Only, 3.5%, 1/15/2025		1,049,584	76,341
"LG", Series 4281, 4.0%, 1/15/2043		4,464,804	4,787,807
"CE", Series 4281, 4.0%, 7/15/2043		4,680,327	5,012,667
"CV", Series 4335, 4.25%, 9/15/2043		5,795,437	6,183,561
"MI", Series 3826, Interest Only, 4.5%, 7/15/2018		1,078,820	65,664
"JI", Series 3414, Interest Only, 4.5%, 3/15/2022		214,276	1,965
"XS", Series 2470, Interest Only, 6.847%**, 2/15/2031		1,059,875	177,488
"LA", Series 1343, 8.0%, 8/15/2022		59,466	68,106
"PK", Series 1751, 8.0%, 9/15/2024		222,836	258,628
Federal National Mortgage Association:
"PA", Series 2013-89, 3.5%, 2/25/2043		5,139,639	5,362,670
"21", Series 343, Interest Only, 4.0%, 9/25/2018		420,445	23,805
"CI", Series 2010-112, Interest Only, 4.0%, 12/25/2023		126,963	845
"EI", Series 2010-41, Interest Only, 4.0%, 3/25/2024		259,598	6,982
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025		173,297	12,166
"DE", Series 2014-18, 4.0%, 8/25/2042		4,472,301	4,773,963
"AI", Series 2011-24, Interest Only, 4.5%, 8/25/2024		114,197	2,391
"27", Series 351, Interest Only, 5.0%, 4/25/2019		332,479	26,301
"2", Series 350, Interest Only, 5.5%, 3/25/2034		305,054	62,429
Government National Mortgage Association:
"IM", Series 2010-23, Interest Only, 4.5%, 2/20/2038		318,879	27,696
"YI", Series 2009-118, Interest Only, 4.5%, 5/20/2038		1,405,843	134,620
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039		932,547	180,848
Lehman Mortgage Trust, "2A2", Series 2006-2, 5.75%, 4/25/2036		13,102	13,059
MASTR Asset Securitization Trust, "8A4", Series 2003-4, 4.75%, 5/25/2018		41,664	42,105
MLCC Mortgage Investors, Inc., "1A", Series 2004-1, 2.132%*, 12/25/2034		81,556	80,575
Residential Accredit Loans, Inc., "NB4", Series 2003-QS19, 4.75%, 10/25/2033		110,722	113,377
Residential Asset Mortgage Products, Inc., "A4", Series 2004-SL4, 7.0%, 7/25/2032		276,898	287,152
Structured Agency Credit Risk Debt Notes, "M1", Series 2013-DN1, 3.555%*, 7/25/2023		2,414,763	2,509,207
Washington Mutual Mortgage Pass-Through Certificates Trust:
"A5", Series 2005-AR5, 2.381%*, 5/25/2035		18,284	18,256
"2A3", Series 2003-S6, 4.75%, 7/25/2018		81,780	83,910
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, "3A1", Series 2003-MS2, 5.0%, 3/25/2018		95,696	97,245
Total Collateralized Mortgage Obligations (Cost $31,290,600)			31,059,108

Government & Agency Obligations 9.7%
Other Government Related (c) 2.2%
Banco Continental SA, 144A, 5.75%, 1/18/2017 (b)		1,500,000	1,612,500
Banco de Costa Rica, 144A, 5.25%, 8/12/2018		2,500,000	2,571,000
Fondo MIVIVIENDA SA, 144A, 3.375%, 4/2/2019		7,050,000	7,120,500
Magyar Export-Import Bank Zrt, 144A, 4.0%, 1/30/2020		5,000,000	4,968,750
Novolipetsk Steel OJSC, 144A, 4.45%, 2/19/2018		2,000,000	1,927,500
			18,200,250
Sovereign Bonds 3.2%
Banco Nacional de Desenvolvimento Economico e Social, 144A, 4.0%, 4/14/2019		4,600,000	4,656,120
Hazine Mustesarligi Varlik Kiralama AS, 144A, 2.803%, 3/26/2018		2,600,000	2,580,500
Korea Housing Finance Corp., 144A, 4.125%, 12/15/2015		620,000	640,633
Mongolia Government International Bond, 144A, 4.125%, 1/5/2018		2,000,000	1,895,000
Perusahaan Penerbit SBSN, 144A, 4.0%, 11/21/2018		2,000,000	2,067,500
Republic of Belarus, REG S, 8.75%, 8/3/2015		1,300,000	1,326,260
Republic of Croatia, 144A, 6.75%, 11/5/2019		3,000,000	3,326,250
Republic of Ecuador, 144A, 9.375%, 12/15/2015		2,500,000	2,600,000
Republic of Hungary, 4.125%, 2/19/2018		2,000,000	2,065,480
Republic of Slovenia, 144A, 4.75%, 5/10/2018		3,000,000	3,221,250
Republic of South Africa, Series R204, 8.0%, 12/21/2018	ZAR	22,000,000	2,062,442
			26,441,435
U.S. Government Sponsored Agency 0.1%
Federal Home Loan Bank, 1.0%, 6/21/2017		445,000	446,913
U.S. Treasury Obligations 4.2%
U.S. Treasury Bills:
0.035%***, 2/12/2015 (d)		614,000	613,966
0.055%***, 12/11/2014 (d)		1,022,000	1,021,989
U.S. Treasury Inflation-Indexed Note, 0.125%, 4/15/2018		20,580,000	20,834,039
U.S. Treasury Notes:
0.25%, 2/15/2015		460,000	460,143
0.75%, 3/31/2018		190,000	187,373
0.875%, 1/31/2017		5,560,000	5,590,408
1.0%, 8/31/2016 (e)		5,000,000	5,050,000
			33,757,918
Total Government & Agency Obligations (Cost $78,484,463)			78,846,516

Loan Participations and Assignments 8.8%
Senior Loans*
Albertson's LLC, Term Loan B2, 4.75%, 3/21/2019		497,503	497,414
Alkermes, Inc., Term Loan, 3.5%, 9/18/2019		1,570,456	1,550,339
American Energy — Marcellus LLC, First Lien Term Loan, 5.25%, 8/4/2020		500,000	487,812
American Rock Salt Holdings LLC:
First Lien Term Loan, 4.75%, 5/20/2021		498,750	495,426
Second Lien Term Loan, 8.0%, 5/16/2022		500,000	503,125
Answers Corp., Second Lien Term Loan, 10.0%, 9/23/2022		500,000	480,000
Aristocrat Leisure Ltd., Term Loan B, 4.75%, 10/20/2021		500,000	497,657
Asurion LLC, Term Loan B1, 5.0%, 5/24/2019		969,580	971,936
Attachmate Corp., First Lien Term Loan, 7.25%, 11/22/2017		814,269	815,796
AWAS Finance Luxembourg S.A.R.L., Term Loan B, 3.5%, 6/10/2016		349,269	347,231
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3.75%, 2/1/2020		475,578	468,941
Bombardier Recreational Products, Inc., Term Loan B, 4.0%, 1/30/2019		754,286	743,160
Brickman Group Ltd. LLC, First Lien Term Loan, 4.0%, 12/18/2020		997,494	982,357
Burlington Coat Factory Warehouse Corp., Term Loan B3, 4.25%, 7/17/2021		498,750	496,630
Calceus Acquisition, Inc., Term Loan, 5.0%, 1/31/2020		743,120	724,542
California Pizza Kitchen, Inc., Term Loan, 5.253%, 3/29/2018		492,500	473,827
Capital Automotive LP, Term Loan B, 4.0%, 4/10/2019		744,327	742,154
Centerplate, Inc., Term Loan A, 4.75%, 11/26/2019		496,250	492,838
CGSC of Delaware Holding Corp., First Lien Term Loan, 5.0%, 4/16/2020		493,750	448,078
Chrysler Group LLC, Term Loan B, 3.5%, 5/24/2017		967,500	963,973
ClientLogic Corp., Term Loan, 7.479%, 1/30/2017		250,000	241,250
Crosby U.S. Acquisition Corp., First Lien Term Loan, 3.75%, 11/23/2020		496,250	477,023
CTI Foods Holding Co. LLC, First Lien Term Loan, 4.5%, 6/29/2020		495,000	488,503
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/2020		482,438	478,014
Cunningham Lindsey U.S., Inc., First Lien Term Loan, 5.0%, 12/10/2019		491,250	484,802
Dell, Inc., Term Loan B, 4.5%, 4/29/2020		990,000	992,906
Delta 2 (LUX) S.A.R.L., Term Loan B3, 4.75%, 7/30/2021		1,000,000	994,170
Drillships Financing Holding, Inc., Term Loan B1, 6.0%, 3/31/2021		841,115	805,893
Duff & Phelps Investment Management Co., Term Loan B, 4.5%, 4/23/2020		493,753	489,742
EMI Music Publishing Ltd., Term Loan B, 3.75%, 6/29/2018		451,284	447,547
Energy Transfer Equity LP, Term Loan, 3.25%, 12/2/2019		500,000	491,430
Entravision Communications Corp., Term Loan, 3.5%, 5/29/2020		481,667	469,023
Equipower Resources Holdings LLC, Term Loan C, 4.25%, 12/31/2019		987,505	984,266
Essential Power LLC, Term Loan B, 4.75%, 8/8/2019		1,096,453	1,099,194
Fairmount Minerals Ltd., Term Loan B2, 4.5%, 9/5/2019		495,000	494,505
Fairway Group Acquisition Co., Term Loan, 5.0%, 8/17/2018		490,022	472,259
Fieldwood Energy LLC, Second Lien Term Loan, 8.375%, 9/30/2020		750,000	724,691
First Data Corp., Term Loan, 3.653%, 3/23/2018		500,000	496,145
Fitness International LLC, Term Loan B, 5.5%, 7/1/2020		997,500	990,852
Focus Brands, Inc., Term Loan, 4.25%, 2/21/2018		373,296	369,563
FTS International, Inc., Term Loan B, 5.75%, 4/16/2021		218,182	215,182
Genesys Telecom Holdings U.S., Inc., Term Loan B, 4.0%, 2/7/2020		344,750	337,165
Getty Images, Inc., Term Loan B, 4.75%, 10/18/2019		978,757	926,966
Greenway Medical Technologies, Inc., First Lien Term Loan, 6.0%, 11/4/2020		496,250	495,009
Hampton Rubber Co., First Lien Term Loan, 5.0%, 3/27/2021		498,750	491,269
Hub International Ltd., Term Loan B, 4.25%, 10/2/2020		495,013	489,320
Ineos U.S. Finance LLC, 6 year Term Loan, 3.75%, 5/4/2018		731,829	723,482
Inmar Holdings, Inc., First Lien Term Loan, 4.25%, 1/27/2021		498,750	488,568
ION Media Networks, Inc., Term Loan, 5.0%, 12/18/2020		496,250	496,870
IQOR U.S., Inc., Term Loan B, 6.0%, 4/1/2021		484,127	450,238
JBS U.S.A. Holdings, Inc., Term Loan, 3.75%, 9/18/2020		495,000	488,812
JLL/Delta Dutch Newco BV, Term Loan, 4.25%, 3/11/2021		498,750	487,321
Key Safety Systems, Inc., First Lien Term Loan, 4.75%, 8/29/2021		250,000	250,313
Kronos Worldwide, Inc., Term Loan, 4.75%, 2/18/2020		500,000	500,415
Lands' End, Inc., Term Loan B, 4.25%, 4/4/2021		995,000	975,100
Leslie's Poolmart, Inc., Term Loan, 4.25%, 10/16/2019		989,901	975,052
Level 3 Financing, Inc.:
Term Loan B5, 4.5%, 1/31/2022		500,000	502,890
Term Loan B, 4.0%, 1/15/2020		500,000	498,437
Lineage Logistics Holdings LLC, Term Loan, 4.5%, 4/7/2021		497,500	488,172
Luxlas Fund LP, Term Loan B, 4.5%, 8/14/2017		665,223	664,807
MacDermid, Inc., First Lien Term Loan, 4.0%, 6/7/2020		1,487,500	1,461,469
MCS AMS Sub-Holdings LLC, Term Loan B, 7.0%, 10/15/2019		471,875	427,047
MD America Energy LLC, Second Lien Term Loan, 9.5%, 8/4/2019		500,000	476,250
Media General, Inc., Term Delay Draw, Term Loan B, 4.25%, 7/31/2020		453,488	450,940
Mohegan Tribal Gaming Authority, Term Loan A, 4.734%, 11/19/2018		481,250	481,250
Moneygram International, Inc., Term Loan B, 4.25%, 3/27/2020		497,475	483,794
NEP/NCP Holdco, Inc., Term Loan, 4.25%, 1/22/2020		1,477,584	1,448,033
New HB Acquisition LLC, Term Loan, 6.75%, 4/9/2020		497,500	507,763
NGPL PipeCo LLC, Term Loan B, 6.75%, 9/15/2017		3,948	3,947
Noranda Aluminum Acquisition Corp., Term Loan B, 5.75%, 2/28/2019		493,671	481,329
Norcraft Companies LP, Term Loan, 5.25%, 11/14/2020		248,125	248,435
Oberthur Technologies of America Corp., Term Loan B2, 4.5%, 10/18/2019		496,250	490,253
Orbitz Worldwide, Inc., Term Loan B, 4.5%, 4/15/2021		249,375	248,003
Oxbow Carbon LLC:
Term Loan B, 4.25%, 7/19/2019		237,342	233,752
Second Lien Term Loan, 8.0%, 1/17/2020		250,000	245,000
Ozburn-Hessey Holding Co., LLC, Term Loan, 6.75%, 5/23/2019		740,625	738,311
P2 Upstream Acquisition Co., First Lien Term Loan, 5.0%, 10/30/2020		248,125	246,419
Payless, Inc., First Lien Term Loan, 5.0%, 3/11/2021		995,000	964,324
Peabody Energy Corp., Term Loan B, 4.25%, 9/24/2020		495,000	480,873
Petco Animal Supplies, Inc., Term Loan, 4.0%, 11/24/2017		984,655	977,802
Phibro Animal Health Corp., Term Loan B, 4.0%, 4/16/2021		498,750	494,802
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		497,500	489,729
Portillo's Holdings LLC, First Lien Term Loan, 4.75%, 8/2/2021		500,000	494,375
Quikrete Holdings, Inc., First Lien Term Loan, 4.0%, 9/28/2020		475,925	472,355
Regit Eins GmbH, First Lien Term Loan, 6.0%, 1/8/2021		500,000	490,625
Reynolds Group Holdings, Inc., Term Loan, 4.0%, 12/1/2018		491,288	489,278
Rovi Solutions Corp., Term Loan B, 3.75%, 7/2/2021		498,750	486,595
RP Crown Parent LLC, Term Loan, 6.0%, 12/21/2018		493,763	479,875
Sabre, Inc., Term Loan, 4.0%, 2/19/2019		495,000	488,040
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/14/2021		500,000	497,500
Samson Investment Co., Second Lien Term Loan, 5.0%, 9/25/2018		1,000,000	928,930
Serena Software, Inc., Term Loan, 7.5%, 4/14/2020		500,000	501,562
Sheridan Investment Partners II LP:
Term Loan B, 4.25%, 12/16/2020		833,343	796,884
Term Loan A, 4.25%, 12/16/2020		115,924	110,852
Term Loan M, 4.25%, 12/16/2020		43,233	41,342
Signode Industrial Group U.S., Inc., Term Loan B, 4.0%, 5/1/2021		214,815	211,392
Solenis International LP, First Lien Term Loan, 4.25%, 7/31/2021		500,000	493,750
Southcross Energy Partners LP, First Lien Term Loan, 5.25%, 8/4/2021		500,000	502,500
Springer Science+Business Media Deutschland GmbH, Term Loan B3, 4.75%, 8/16/2021		495,009	491,916
Sprouts Farmers Markets Holdings LLC, Term Loan, 4.0%, 4/23/2020		186,607	185,752
Star West Generation LLC, Term Loan B, 4.25%, 3/13/2020		964,167	958,141
Starwood Property Trust, Inc., Term Loan B, 3.5%, 4/17/2020		494,975	483,838
STG-Fairway Acquisitions, Inc., Term Loan B, 6.253%, 2/28/2019		248,739	248,118
Sungard Availability Services Capital, Inc, Term Loan B, 6.0%, 3/31/2019		248,750	223,045
SurveyMonkey.com LLC, Term Loan B, 5.5%, 2/5/2019		966,143	967,356
Tallgrass Operations LLC, Term Loan B, 4.25%, 11/13/2018		629,999	628,897
Tempur-Pedic International, Inc., Term Loan B, 3.5%, 3/18/2020		614,444	607,916
Tribune Co., Term Loan, 4.0%, 12/27/2020		461,057	457,961
TricorBraun, Inc., Term Loan B, 4.0%, 5/3/2018		475,521	470,174
U.S. Airways Group, Inc., Term Loan B1, 3.5%, 5/23/2019		990,000	969,670
U.S. Finco LLC, First Lien Term Loan, 4.0%, 5/29/2020		493,750	487,578
UPC Financing Partnership, Term Loan AH, 3.25%, 6/30/2021		1,000,000	980,000
USI, Inc., Term Loan B, 4.25%, 12/27/2019		495,000	491,287
Vantage Specialty Chemicals, Inc., Term Loan B, 5.0%, 2/10/2019		494,942	493,396
Victory Capital Management, Inc., Term Loan B, 7.0%, 10/1/2021		500,000	497,500
Visteon Corp., Term Delay Draw, Term Loan B, 3.5%, 4/9/2021		498,750	493,139
Waste Industries U.S.A., Inc., Term Loan B, 4.0%, 3/17/2017		245,625	244,397
Windsor Quality Food Co., Ltd., Term Loan B, 5.0%, 12/23/2020		493,850	493,080
World Kitchen LLC, Term Loan B, 5.5%, 3/4/2019		932,779	929,864
World Triathlon Corp., Term Loan, 5.25%, 6/26/2021		997,500	991,266
Zayo Group LLC, Term Loan B, 4.0%, 7/2/2019		977,511	970,561
Ziggo BV:
Term Loan B1A, 3.25%, 1/15/2022		462,234	451,170
Term Loan B2A, 3.25%, 1/15/2022		297,872	290,743
Term Loan B3, 3.5%, 1/15/2022		489,894	478,168
Total Loan Participations and Assignments (Cost $71,959,933)			71,170,715

	Shares	Value ($)

Securities Lending Collateral 3.4%
Daily Assets Fund Institutional, 0.08% (f) (g) (Cost $27,827,254)	27,827,254	27,827,254

Cash Equivalents 7.9%
Central Cash Management Fund, 0.07% (f)	44,265,990	44,265,990
Deutsche Variable NAV Money Fund, 0.19% (f)	2,002,516	20,027,159
Total Cash Equivalents (Cost $64,293,149)		64,293,149

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $840,194,884)†	103.7	840,521,439
Other Assets and Liabilities, Net	(3.7)	(29,662,327)
Net Assets	100.0	810,859,112

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2014.

** These securities are shown at their current rate as of October 31, 2014.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $840,201,676. At October 31, 2014, net unrealized appreciation for all securities based on tax cost was $319,763. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,166,228 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,846,465.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2014 amounted to $26,776,659, which is 3.3% of net assets.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) At October 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) At October 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
2 Year U.S. Treasury Note	USD	12/31/2014	754	165,550,125	(552,965)
5 Year U.S. Treasury Note	USD	12/31/2014	383	45,741,571	(336,872)
Total unrealized depreciation					(889,837)

At October 31, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
8/21/2014 6/17/2017	350,000,000	Fixed — 1.32%	Floating — LIBOR	(807,100)	(807,100)
8/21/2014 6/17/2019	170,000,000	Fixed — 2.0%	Floating — LIBOR	(733,312)	(733,312)
8/21/2014 4/12/2019	8,000,000	Floating — LIBOR	Fixed — 1.315%	(97,756)	16,601
8/21/2014 4/12/2016	200,000,000	Floating — LIBOR	Fixed — 0.57%	307,612	150,076
Total net unrealized depreciation					(1,373,735)

LIBOR: London Interbank Offered Rate

As of October 31, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
GBP	1,071,210	USD	1,713,628	12/18/2014	682	Morgan Stanley
GBP	2,136,000	USD	3,456,524	12/18/2014	40,897	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					41,579

Currency Abbreviations
BRL Brazilian Real GBP British Pound USD United States Dollar ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$—	$487,540,202	$3,736,806	$491,277,008
Mortgage-Backed Securities Pass-Throughs	—	2,763,007	—	2,763,007
Asset-Backed	—	47,372,396	—	47,372,396
Commercial Mortgage-Backed Securities	—	25,912,286	—	25,912,286
Collateralized Mortgage Obligations	—	31,059,108	—	31,059,108
Government & Agency Obligations	—	78,846,516	—	78,846,516
Loan Participations and Assignments	—	68,313,342	2,857,373	71,170,715
Short-Term Investments (h)	92,120,403	—	—	92,120,403
Derivatives (i)
Forward Foreign Currency Exchange Contracts	—	41,579	—	41,579
Interest Rate Swap Contracts	—	166,677	—	166,677
Total	$92,120,403	$742,015,113	$6,594,179	$840,729,695
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Futures Contracts	$(889,837)	$—	$—	$(889,837)
Interest Rate Swap Contracts	—	(1,540,412)	—	(1,540,412)
Total	$(889,837)	$(1,540,412)	$—	$(2,430,249)

During the year ended October 31, 2014, the amount of transfers between Level 3 and Level 2 was $3,460,386. The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

During the period ended October 31, 2014, the amount of transfers between Level 2 and Level 3 was $1,004,950. The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting year.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $748,074,481) — including $26,776,659 of securities loaned	$748,401,036
Investment in Daily Assets Fund Institutional (cost $27,827,254)*	27,827,254
Investment in affiliated Deutsche Funds (cost $64,293,149)	64,293,149
Total investments in securities, at value (cost $840,194,884)	840,521,439
Cash	367,742
Foreign currency, at value (cost $137,374)	129,523
Receivable for investments sold	22,621,445
Receivable for Fund shares sold	2,286,261
Interest receivable	6,913,957
Receivable for variation margin on futures contracts	109,951
Receivable for variation margin on centrally cleared swaps	314,425
Unrealized appreciation on forward foreign currency exchange contracts	41,579
Other assets	46,261
Total assets	873,352,583
Liabilities
Payable upon return of securities loaned	27,827,254
Payable for investments purchased	30,486,295
Payable for Fund shares redeemed	3,047,659
Distributions payable	208,649
Accrued management fee	275,993
Accrued Trustees' fees	7,388
Other accrued expenses and payables	640,233
Total liabilities	62,493,471
Net assets, at value	$810,859,112

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2014 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(166,508)
Net unrealized appreciation (depreciation) on: Investments	326,555
Swap contracts	(1,373,735)
Futures	(889,837)
Foreign currency	31,789
Accumulated net realized gain (loss)	(25,370,351)
Paid-in capital	838,301,199
Net assets, at value	$810,859,112
Net Asset Value
Class A Net Asset Value and redemption price per share ($273,129,814 ÷ 30,490,175 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.96
Maximum offering price per share (100 ÷ 97.25 of $8.96)	$9.21
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($499,213 ÷ 55,637 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.97
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($75,109,557 ÷ 8,385,532 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.96
Class S Net Asset Value, offering and redemption price per share ($338,905,407 ÷ 37,808,428 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.96
Institutional Class Net Asset Value, offering and redemption price per share ($123,215,121 ÷ 13,741,568 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.97

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2014
Investment Income
Income: Interest (net of foreign taxes withheld of $19,125)	$22,219,659
Income distributions from affiliated Funds	57,142
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	57,602
Total income	22,334,403
Expenses: Management fee	2,747,104
Administration fee	694,053
Services to shareholders	925,771
Distribution and service fees	1,335,844
Custodian fee	128,728
Professional fees	143,736
Reports to shareholders	71,849
Registration fees	137,796
Trustees' fees and expenses	29,594
Other	51,211
Total expenses	6,265,686
Net investment income	16,068,717
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(761,975)
Swap contracts	297,440
Futures	(3,498,917)
Foreign currency	5,517
(3,957,935)
Change in net unrealized appreciation (depreciation) on: Investments	(690,774)
Swap contracts	(2,488,319)
Unfunded loan commitments	(2,952)
Futures	649,098
Foreign currency	29,035
(2,503,912)
Net gain (loss)	(6,461,847)
Net increase (decrease) in net assets resulting from operations	$9,606,870

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$16,068,717	$9,009,024
Net realized gain (loss)	(3,957,935)	364,493
Change in net unrealized appreciation (depreciation)	(2,503,912)	(1,763,710)
Net increase (decrease) in net assets resulting from operations	9,606,870	7,609,807
Distributions to shareholders from: Net investment income: Class A	(6,009,587)	(4,040,351)
Class B	(11,317)	(18,317)
Class C	(1,042,596)	(813,557)
Class S	(6,515,365)	(3,014,791)
Institutional Class	(2,204,200)	(1,157,771)
Total distributions	(15,783,065)	(9,044,787)
Fund share transactions: Proceeds from shares sold	624,732,329	510,372,898
Reinvestment of distributions	13,781,926	7,701,754
Payments for shares redeemed	(360,419,760)	(189,323,419)
Net increase (decrease) in net assets from Fund share transactions	278,094,495	328,751,233
Increase (decrease) in net assets	271,918,300	327,316,253
Net assets at beginning of period	538,940,812	211,624,559
Net assets at end of period (including accumulated distributions in excess of net investment income of $166,508 and $89,906, respectively)	$810,859,112	$538,940,812

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2014	2013	2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.02	$9.05	$8.89		$9.32		$9.23
Income (loss) from investment operations: Net investment incomea	.20	.23	.30		.31		.31
Net realized and unrealized gain (loss)	(.06)	(.03)	.16		(.42)		.09
Total from investment operations	.14	.20	.46		(.11)		.40
Less distributions from: Net investment income	(.20)	(.23)	(.30)		(.31)		(.31)
Return of capital	—	—	—		(.01)		—
Total distributions	(.20)	(.23)	(.30)		(.32)		(.31)
Net asset value, end of period	$8.96	$9.02	$9.05		$8.89		$9.32
Total Return (%)b	1.48	2.21	5.22	c	(1.36	)c	4.50	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	273	223	103		71		106
Ratio of expenses before expense reductions (%)	.92	.95	1.03		1.17		1.08
Ratio of expenses after expense reductions (%)	.92	.95	.93		.76		.75
Ratio of net investment income (%)	2.28	2.47	3.40		3.39		3.28
Portfolio turnover rate (%)	57	39	65		120		101
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class B	2014	2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.03	$9.06		$8.90		$9.33		$9.23
Income (loss) from investment operations: Net investment incomea	.13	.15		.23		.24		.24
Net realized and unrealized gain (loss)	(.06)	(.03)		.15		(.42)		.10
Total from investment operations	.07	.12		.38		(.18)		.34
Less distributions from: Net investment income	(.13)	(.15)		(.22)		(.24)		(.24)
Return of capital	—	—		—		(.01)		—
Total distributions	(.13)	(.15)		(.22)		(.25)		(.24)
Net asset value, end of period	$8.97	$9.03		$9.06		$8.90		$9.33
Total Return (%)b	.63	1.31	c	4.51	c	(2.09	)c	3.72	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5	1		1		2		3
Ratio of expenses before expense reductions (%)	1.76	1.85		1.86		1.92		1.89
Ratio of expenses after expense reductions (%)	1.76	1.80		1.66		1.51		1.50
Ratio of net investment income (%)	1.44	1.66		2.72		2.64		2.53
Portfolio turnover rate (%)	57	39		65		120		101
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2014	2013	2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.02	$9.05	$8.88		$9.32		$9.22
Income (loss) from investment operations: Net investment incomea	.14	.16	.24		.24		.24
Net realized and unrealized gain (loss)	(.06)	(.03)	.16		(.43)		.10
Total from investment operations	.08	.13	.40		(.19)		.34
Less distributions from: Net investment income	(.14)	(.16)	(.23)		(.24)		(.24)
Return of capital	—	—	—		(.01)		—
Total distributions	(.14)	(.16)	(.23)		(.25)		(.24)
Net asset value, end of period	$8.96	$9.02	$9.05		$8.88		$9.32
Total Return (%)b	.72	1.52	4.40	c	(2.08	)c	3.73	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	75	59	35		34		27
Ratio of expenses before expense reductions (%)	1.67	1.72	1.81		1.82		1.80
Ratio of expenses after expense reductions (%)	1.67	1.72	1.67		1.51		1.50
Ratio of net investment income (%)	1.54	1.71	2.67		2.64		2.53
Portfolio turnover rate (%)	57	39	65		120		101
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class S	2014	2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.03	$9.06		$8.90		$9.33		$9.24
Income (loss) from investment operations: Net investment incomea	.22	.25		.32		.33		.33
Net realized and unrealized gain (loss)	(.07)	(.03)		.16		(.42)		.09
Total from investment operations	.15	.22		.48		(.09)		.42
Less distributions from: Net investment income	(.22)	(.25)		(.32)		(.33)		(.33)
Return of capital	—	—		—		(.01)		—
Total distributions	(.22)	(.25)		(.32)		(.34)		(.33)
Net asset value, end of period	$8.96	$9.03		$9.06		$8.90		$9.33
Total Return (%)	1.66	2.41	b	5.50	b	(1.09	)b	4.75	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	339	199		42		27		12
Ratio of expenses before expense reductions (%)	.75	.79		.89		.81		.79
Ratio of expenses after expense reductions (%)	.75	.77		.68		.51		.50
Ratio of net investment income (%)	2.47	2.63		3.62		3.63		3.53
Portfolio turnover rate (%)	57	39		65		120		101
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Institutional Class	2014	2013	2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.03	$9.06	$8.90		$9.34		$9.24
Income (loss) from investment operations: Net investment incomea	.23	.25	.32		.33		.33
Net realized and unrealized gain (loss)	(.06)	(.03)	.16		(.43)		.10
Total from investment operations	.17	.22	.48		(.10)		.43
Less distributions from: Net investment income	(.23)	(.25)	(.32)		(.33)		(.33)
Return of capital	—	—	—		(.01)		—
Total distributions	(.23)	(.25)	(.32)		(.34)		(.33)
Net asset value, end of period	$8.97	$9.03	$9.06		$8.90		$9.34
Total Return (%)	1.73	2.43	5.49	b	(1.09	)b	4.76	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	123	56	31		20		15
Ratio of expenses before expense reductions (%)	.68	.73	.80		.78		.76
Ratio of expenses after expense reductions (%)	.68	.73	.68		.51		.50
Ratio of net investment income (%)	2.55	2.70	3.64		3.63		3.53
Portfolio turnover rate (%)	57	39	65		120		101
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Ultra-Short Duration Fund (formerly DWS Ultra-Short Duration Fund) (the "Fund") is a diversified series of Deutsche Income Trust (formerly DWS Income Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $26,143,000, including $22,116,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2015 ($190,000), October 31, 2016 ($2,167,000), October 31, 2017 ($17,224,000), October 31, 2018 ($841,000) and October 31, 2019 ($1,694,000), whichever occurs first; and approximately $4,027,000 of post-enactment losses, which may be applied against realized taxable capital gains indefinitely, including short-term losses ($2,328,000) and long-term losses ($1,699,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$228,666
Capital loss carryforwards	$(26,143,000)
Net unrealized appreciation (depreciation) on investments	$319,763

	Years Ended October 31,
	2014	2013
Distributions from ordinary income*	$15,783,065	$9,044,787

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $250,000,000 to $728,000,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts at October 31, 2014. For the year ended October 31, 2014, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $1,000,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2014, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $77,272,000 to $211,292,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $5,170,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$166,677	$—	$166,677
Foreign Exchange Contracts (b)	—	41,579	41,579
	$166,677	$41,579	$208,256
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(1,540,412)	$(889,837)	$(2,430,249)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures contracts and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$236,214	$(3,498,917)	$(3,262,703)
Credit Contracts (a)	61,226	—	61,226
	$297,440	$(3,498,917)	$(3,201,477)
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) from swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$(2,422,869)	$649,098	$—	$(1,773,771)
Credit Contracts (a)	(65,450)	—	—	(65,450)
Foreign Exchange Contracts (b)	—	—	41,579	41,579
	$(2,488,319)	$649,098	$41,579	$(1,797,642)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations include both forward currency contracts and foreign currency transactions)

As of October 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Assets
JPMorgan Chase Securities, Inc.	$40,897	$—	$—	$40,897
Morgan Stanley	682	—	—	682
	$41,579	$—	$—	$41,579

C. Purchases and Sales of Securities

During the year ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $607,621,112 and $333,179,271, respectively. Purchases and sales of U.S. Treasury securities aggregated $25,567,741 and $25,078,627, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

Accordingly, for the year ended October 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund's average daily net assets.

For the period from November 1, 2013 through January 31, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.13%
Class B	1.88%
Class C	1.88%
Class S	.88%
Institutional Class	.88%

For the period from February 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.16%
Class B	1.91%
Class C	1.91%
Class S	.91%
Institutional Class	.91%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.12%
Class B	1.87%
Class C	1.87%
Class S	.87%
Institutional Class	.87%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2014, the Administration Fee was $694,053, of which $70,032 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2014
Class A	$45,071	$11,085
Class B	530	111
Class C	5,335	1,208
Class S	19,553	3,251
Institutional Class	4,617	1,209
	$75,106	$16,864

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2014
Class B	$6,082	$334
Class C	522,168	47,899
	$528,250	$48,233

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2014	Annual Rate
Class A	$631,562	$116,255	.24%
Class B	2,020	296	.25%
Class C	174,012	33,138	.25%
	$807,594	$149,689

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2014 aggregated $24,636.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2014, the CDSC for the Class B and C shares aggregated $2,028 and $27,819, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2014, DDI received $34,436 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $22,181, of which $9,364 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $5,167.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Fund Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2014.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	20,875,939	$188,455,393	21,091,144	$190,435,364
Class B	1,670	15,058	54,942	492,366
Class C	4,291,788	38,735,571	4,755,731	42,977,594
Class S	31,954,698	288,661,701	24,918,080	225,265,118
Institutional Class	12,043,324	108,864,606	5,667,086	51,202,456
		$624,732,329		$510,372,898
Shares issued to shareholders in reinvestment of distributions
Class A	630,040	$5,684,432	420,981	$3,797,955
Class B	1,162	10,501	1,792	16,211
Class C	98,499	888,481	74,212	669,440
Class S	558,850	5,045,064	237,310	2,140,202
Institutional Class	238,513	2,153,448	119,296	1,077,946
		$13,781,926		$7,701,754
Shares redeemed
Class A	(15,780,412)	$(142,428,815)	(8,090,787)	$(72,939,345)
Class B	(77,475)	(700,434)	(87,532)	(792,464)
Class C	(2,543,989)	(22,957,408)	(2,197,261)	(19,808,739)
Class S	(16,805,989)	(151,633,562)	(7,653,707)	(69,066,309)
Institutional Class	(4,736,022)	(42,699,541)	(2,962,164)	(26,716,562)
		$(360,419,760)		$(189,323,419)
Net increase (decrease)
Class A	5,725,567	$51,711,010	13,421,338	$121,293,974
Class B	(74,643)	(674,875)	(30,798)	(283,887)
Class C	1,846,298	16,666,644	2,632,682	23,838,295
Class S	15,707,559	142,073,203	17,501,683	158,339,011
Institutional Class	7,545,815	68,318,513	2,824,218	25,563,840
		$278,094,495		$328,751,233

G. Transactions with Affiliates

A summary of the Fund's transactions with affiliated Deutsche Funds during the year ended October 31, 2014 is as follows:
Affiliate	Value ($) at 10/31/2013	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 10/31/2014
Deutsche Variable NAV Money Fund	5,004,498	15,022,661	—	—	22,619	20,027,159
Central Cash Management Fund	43,777,866	393,851,855	393,363,731	—	34,523	44,265,990
Total	48,782,364	408,874,516	393,363,731	—	57,142	64,293,149

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Income Trust and Shareholders of Deutsche Ultra-Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Ultra-Short Duration Fund (formerly DWS Ultra-Short Duration Fund) (the "Fund") at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014 to October 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,003.40	$998.20	$999.70	$1,004.30	$1,003.60
Expenses Paid per $1,000*	$4.75	$8.76	$8.47	$3.89	$3.54
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,020.47	$1,016.43	$1,016.74	$1,021.32	$1,021.68
Expenses Paid per $1,000*	$4.79	$8.84	$8.54	$3.92	$3.57

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Ultra-Short Duration Fund	.94%	1.74%	1.68%	.77%	.70%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Ultra-Short Duration Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDUAX	SDUBX	SDUCX	SDUSX	MGSFX
CUSIP Number	25155T 833	25155T 841	25155T 858	25155T 866	25155T 874
Fund Number	434	634	734	2334	557

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DUSDF-2
(R-024074-4 12/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE ULTRA SHORT DURATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$80,006	$0	$0	$0
2013	$77,075	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$63,439	$0	$63,439
2013	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Ultra-Short Duration Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2014